Exhibit 10.19

***Text Omitted and Filed Separately
CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. 200.80(B)(4) AND 240.24B-2

AMENDMENT NUMBER SIX TO THE
GOOGLE TOOLBARTM AND GOOGLE DESKBARTM PROMOTION AND DISTRIBUTION AGREEMENT

This Amendment Number Six (“Amendment Six”) to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivX, Inc. (formerly, DivXNetworks, Inc.) and Google Inc. with an effective date of June 18, 2004 (“Agreement”) as amended by (a) Amendment Number One with an effective date of August 11, 2004 (“Amendment One”), (b) Amendment Number Two with an effective date of October 29, 2004 (“Amendment Two”),  (c) Amendment Number Three with an effective date of January 11, 2005 (“Amendment Three”), (d) Amendment Number Four with an effective date of December 28, 2005 (“Amendment Four”), and (e) Amendment Number Five with an effective date of January 1, 2006 (“Amendment Five”) is entered into as of December 1, 2006 (the “Amendment Six Effective Date”) by and between DivX, Inc., with offices at 4780 Eastgate Mall, San Diego, CA 92121 (“Distributor”), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).  For purposes of this Amendment Six, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Amended Agreement (as defined below).

WHEREAS, Distributor and Google are parties to the Agreement, as amended by Amendment One, Amendment Two, Amendment Three, Amendment Four and Amendment Five (the Agreement as amended, the “Amended Agreement”); and

WHEREAS, Distributor and Google desire to renew and amend the Amended Agreement with respect to the Distributor’s distribution of Products on or after the Amendment Six Effective Date as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Amended Agreement as follows.

1.     DEFINITIONS.  With respect to distributions or installations occurring on or after January 1, 2007, Sections 1.4, 1.7, and 1.8 of the Amended Agreement are replaced in their entirety by the following:

“1.4        “Distributor App” means the “DivX for Windows” bundle and the “DivX Web Player”.

1.7          “DivX for Windows” means the software bundle that consists of the DivX Player, the DivX Community Codec, and the DivX Web Player, plus free trials of both of the DivX Converter and the DivX Pro Codec.

1.8          “DivX Web Player” means the Distributor software which operates as an Internet browser plug-in to a variety of third party browsers and enables Internet playback of content from within the browser.”

For the sake of clarity, distributions or installations occurring prior to January 1, 2007 shall continue to be subject to the terms of Section 1.4, 1.7, and 1.8 of the Amended Agreement as amended through Amendment Five.

2.     TERM.  The first sentence of Section 5.1 of the Amended Agreement is replaced by the following:

“The initial term of this Agreement shall commence on the Effective Date and, unless earlier terminated as set forth herein, shall end on the earlier of (a) December 31, 2007, or (b) the Maximum Distribution Date (the “Initial Term”).”

3.     DISTRIBUTION AND OTHER OBLIGATIONS.

3.1  Minimum Distribution Commitment.  With respect to distributions or installations occurring on or after January 1, 2007, Section 3.4(a) of the Amended Agreement shall be replaced in its entirety by the following:

“a)           Minimum Distribution Commitment.  Distributor shall distribute Bundles to End Users in Tier A Countries so that either (a) at least [  ***  ] ([  ***  ]) Bundles per calendar month are downloaded by End Users in Tier A Countries, or (b) there are at least [  ***  ] ([  ***  ]) Successful Browser Installations per calendar month in Tier A Countries (the “Tier A Minimum Distribution Commitment”).  The foregoing (b) shall be referred to as the “Tier A Successful Installation Minimum.”  Distributor shall distribute Bundles to End Users in Tier B Countries so that either (c) at least [  ***  ] ([  ***  ]) Bundles per calendar month are downloaded by End Users in Tier B Countries, or (d) there are at least [  ***  ] ([  ***  ]) Successful Browser Installations per calendar month in Tier B Countries (the “Tier B Minimum Distribution Commitment”).  The foregoing (d) shall be referred to as the “Tier B Successful Installation Minimum.”  Distributor shall distribute Bundles to End Users in Tier C Countries so that either (e) at least [  ***  ] ([  ***  ]) Bundles per calendar month are downloaded by End Users in Tier C Countries, or (f) there are at least [  ***  ] ([  ***  ]) Successful Browser Installations per calendar month in Tier C Countries (the “Tier C Minimum Distribution Commitment”).  The foregoing (f) shall be referred to as the “Tier C Successful Installation Minimum.”“

For the sake of clarity, distributions or installations occurring prior to January 1, 2007 shall continue to be subject to the terms of Section 3.4(a) of the Amended Agreement as amended through Amendment Five.

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3.2  Maximum Distribution Commitment.

With respect to distributions or installations occurring on or after January 1, 2007, Section 3.5(a) of the Amended Agreement is replaced in its entirety by the following:

“3.5(a)    Maximum Distribution Commitment.  Notwithstanding anything to the contrary, in no event shall any payments be owed, due or payable to Distributor for [  ***  ] in connection with this Agreement, nor shall Google have any obligations to Distributor regarding the Products, once Google has paid Distributor in excess of [  ***  ] ([  ***  ]) (“Maximum Distribution Commitment”), the date upon which the requisite number of [  ***  ] has occurred to achieve the Maximum Distribution Commitment to be defined as the “Maximum Distribution Date”.  [  ***  ]

With respect to distributions or installations occurring on or after January 1, 2007, Section 3.5(b) of the Amended Agreement shall be amended as follows:

Each reference to “[  ***  ]” shall be replaced with “[  ***  ]”.

For the sake of clarity, distributions or installations occurring prior to January 1, 2007 shall continue to be subject to the terms of Sections 3.5(a) and (b) of the Amended Agreement as amended through Amendment Five.

3.3  Exhibit A.  With respect to distributions or installations occurring on or after January 1, 2007, Exhibit A of the Amended Agreement is replaced in its entirety by Exhibit A to this Amendment Six.  For the sake of clarity, distributions or installations occurring prior to January 1, 2007 shall continue to be subject to the terms of Exhibit A of the Amended Agreement as amended through Amendment Five.

4.     PAYMENT.

4.1  Payments.  With respect to distributions or installations occurring on or after January 1, 2007, Sections 4.2(a) through (c) of the Amended Agreement are replaced in their entirety by the following:

“4.2        Payments.

a)             [  ***  ]

b)             [  ***  ]

c)             [  ***  ]”

For the sake of clarity, distributions or installations occurring prior to January 1, 2007 shall continue to be subject to the terms of Section 4.2 of the Amended Agreement as amended through Amendment Five.

4.2  Exhibit B.  With respect to distributions or installations occurring on or after January 1, 2007, Exhibit B of the Amended Agreement is replaced in its entirety by Exhibit B to this Amendment Six.  For the sake of clarity, distributions or installations occurring prior to January 1, 2007 shall continue to be subject to the terms of Exhibit B of the Amended Agreement as amended through Amendment Five.

5.     [  ***  ]

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6.     GENERAL.  Except as modified by this Amendment Six, the Amended Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Six to be executed by their duly authorized representatives.

DivX, Inc.		Google Inc.
By:	/s/ John A. Tanner	By:	/s/ Jeff Shardell
Name:	John A.Tanner	Name:	Jeff Shardell
Title:	Chief Financial Officer	Title:	Director, Web Search & Synd.
Date:	6 Dec. 2006	Date:	12/6/06

Google Confidential
***CONFIDENTIAL
TREATMENT REQUESTED

Exhibit A to Amendment Six

[  ***  ]

Google Confidential
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Exhibit B to Amendment Six

[  ***  ]

Google Confidential
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TREATMENT REQUESTED